Exhibit 10.1

ASSIGNMENT OF CLAIM

THIS ASSIGNMENT made this 31st day of January, 2008

BETWEEN

NORGAE MINING LLC

Hereinafter called the “Assignor”
AND

GROSVENOR EXPLORATIONS INC

Hereinafter called the “Assignee”

WHEREAS the Assignor is the beneficial and legal owner Kon Tum Gold Claim in Kon Tum, Vietnam.

AND WHEREAS the Assignee has agreed to acquire the said claim for the consideration of USD $5,000.00.

NOW THEREFORE, in consideration of the above premises, the Assignor hereby assigns to the Assignee all its right, title and interest in the above claim to the Assignee and acknowledged receipt from the Assignee payment of the consideration of USD $5,000.00.

IN WITNESS WHEREOF, the parties have hereunto executed this assignment.

NORGAE MINING LLC                                                                                         GROSVENOR EXPLORATIONS INC.

Per:  /s/ Mylinh Nguyen                                                                                     Per:  /s/ Felimon A. Lee
              MYLINH NGUYEN                                                                                             FELIMON A. LEE
              DIRECTOR                                                                                                           PRESIDENT